EXHIBIT 10.10

PLEDGE AND SECURITY AGREEMENT

This Pledge and Security Agreement (this “Agreement”) is entered into on December 22, 2014 (the “Effective Date”) by and between White Mountain River, Inc., a Texas corporation (the “Pledgor”) and (the “Holder”). The Pledgor and Holder shall each be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Pledgor is obligated to Holder under that certain 15% Secured Promissory Note of even date herewith in the original principal amount of Dollars ($ ) (the “Note”);

WHEREAS, to ensure its performance and as security for the payment obligations of Pledgor under the Note, Pledgor has agreed to execute and deliver to Holder this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. CREATION OF SECURITY INTEREST

Pledgor hereby grants to Holder a security interest in and lien upon the property described in Section 2 of this Agreement to secure performance and payment of Pledgor’s obligations under the Note. Concurrently with the execution and delivery of this Agreement, as may be necessary and to the extent requested by Holder, the Pledgor shall execute and deliver to Holder (i) financing statements, and (ii) such other documents requested or required to perfect and establish the priority of the liens granted to Holder hereby.

2. COLLATERAL

The “Collateral” shall consist of all real and personal property, and any proceeds thereof, acquired by Pledgor using the “Purchase Price” as defined in that certain Secured Promissory Note and Stock Purchase Agreement dated December 22, 2014.

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3. PLEDGOR’S REPRESENTATIONS AND WARRANTIES

Pledgor hereby represents and warrants to the Holder, as of the Effective Date, that this Agreement constitutes a valid and continuing lien on and security interest in the Collateral in favor of Holder, prior to all other liens, encumbrances, security interests and rights of others arising from any acts or omissions of Pledgor, and is enforceable as such as against creditors of and purchasers from Pledgor.

4. EVENTS OF DEFAULT

For purposes of this Agreement, an Event of Default shall occur if Pledgor is in default pursuant to Section 5 of the Note.

5. HOLDER’S RIGHTS

(a) Rights of Holder Upon Default. If there is an Event of Default the Holder may, at its option and at any time thereafter do the following: (1) declare the entire aggregate amount of the Note then outstanding and the interest and other fees and expenses accrued thereon to be immediately due and payable without notice and without presentment, demand, protest, notice of protest, or other notice of default or dishonor of any kind, all of which are hereby expressly waived by the Pledgor; (2) require Pledgor to assemble the Collateral, including any books and records pertaining to the Collateral, and make them available to Holder at a place designated by Holder; (3) notify any account of Pledgor and any other person who shares Holder’ interest in the Collateral; (4) request confirmation of the status of any account of the Pledgor upon which account Pledgor is obligated; (5) require Pledgor to obtain Holder’ prior written consent to any sale, agreement to sell, or other disposition of any Collateral; or (6) remedy any default or waive any default without waiving the default remedies and without waiving any other prior or subsequent default.

(b) Rights Under Uniform Commercial Code. Without limiting any of Holder’ rights and remedies under this Agreement, Holder may enforce the security interests and other liens given hereunder, and under the Note and documents referred to herein or contemplated hereby, pursuant to the applicable Uniform Commercial Code and any other applicable law including all legal and equitable remedies available to lenders generally.

(c) Payments of Taxes and Insurance. If Pledgor fails to pay any taxes, assessments, insurance premiums, or other amounts due to third parties as required by Pledgor on the Collateral, Holder may, in its discretion and without prior notice to Pledgor, make any such payment. Any payments made by Holder under this paragraph shall not constitute (i) an agreement by Holder to make similar payments in the future, or (ii) a waiver by Holder of any Event of Default under this Agreement. Holder need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or lien, and the receipt of the notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

(d) Rights and Remedies are Cumulative. All rights and remedies provided herein are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

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6. ADDITIONAL PROVISIONS

(a) Notices. All notices required or permitted hereunder shall be in writing and shall be delivered as set forth in the Secured Promissory Note and Stock Purchase Agreement of even date herewith.

(b) No Waiver; Cumulative Remedies. Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Holder. A waiver by Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy, which Holder would otherwise have had on any future occasion. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

(c) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the Pledgor shall bind its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns. No Party may assign this Agreement or any instruments or documents executed in connection herewith or any of their respective rights hereunder without the prior written consent of the Pledgor.

(d) Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OR PRINCIPLES OF CONFLICTS OF LAW. Any action brought to enforce the terms of this Agreement will be brought in the appropriate federal or state court having jurisdiction over the State of Texas, County of Smith.

(e) Severability. In the event any one or more of the provisions contained in this Agreement, the Note, the Secured Promissory Note and Stock Purchase Agreement or in any other instrument or document referred to herein or executed in connection with or as security for the Note, shall, for any reason, be held to be invalid, illegal or unenforceable, such provision(s) shall not affect any other provision of this Agreement, the Note, the Secured Promissory Note and Stock Purchase Agreement or any other instrument or document referred to herein or executed in connection with or as security for the Note.

(f) Defined Terms. Unless otherwise defined in this Agreement, terms used in this Agreement, which are defined in the applicable Uniform Commercial Code, are used with the meanings as therein defined.

(g) Entire Agreement. This Agreement, along with the Note, Secured Promissory Note and Stock Purchase Agreement, and the exhibits referenced within each of the foregoing documents constitutes the full and entire understanding and agreement between the Parties with regard to the subjects hereof and no Party shall be liable or bound to the other Party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein. This Agreement may not be modified or amended except by a written instrument duly executed by all of the Parties.

(h) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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In Witness Whereof, the Parties have executed this Pledge and Security Agreement as of the date first written above.

“Pledgor”	“Holder”

White Mountain River, Inc.,
a Texas corporation

By: James Pakulis	By:
Its: President and Chief Executive Officer	Its: